                         AIM INTERNATIONAL EQUITY FUND

             (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)


                      Supplement dated September 20, 1995
                               to the Prospectus
                   dated March 1, 1995 as revised May 2, 1995

         The section under the caption "Management - Portfolio Management" on pages 10-11 of the Prospectus is revised to read in its entirety as follows:

         "PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all of its accounts, including the Fund. AIM's investment staff consists of 87 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are A. Dale Griffin, III, Paul A. Rogge, Dominic H. R. Moross and Barrett K. Sides. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1992. Mr. Griffin has been associated with AIM since 1989 and has a total of 8 years of experience as an investment professional. Mr. Rogge is Vice President of AIM Capital and also has been responsible for the Fund since its inception in 1992. Mr. Rogge has been associated with AIM since 1991 and has a total of 5 years of experience as an investment professional. Prior to joining AIM, he was assistant portfolio manager at Commerce Investment Management and global strategy analyst with Union Bank of Switzerland. Mr. Moross is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Moross has been associated with AIM since 1993 and has a total of 2 years of experience as an investment professional. Prior to joining AIM, he was a management graduate trainee with Maxwell Communications PLC. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Sides has been associated with AIM since 1990 and has a total of 6 years of experience as an investment professional."

        The section under the caption "Introduction To The AIM Family of Funds(R)" (page A-1) is revised to reflect that the name of AIM Government Securities Fund has been changed to AIM Intermediate Government Fund.

        The sections under the captions "Timing of Purchase Orders" (page A-4), "Exchange Privilege - Terms and Conditions of Exchanges" (page A-11) and "Redemptions by Mail" (page A-13) are revised to reflect that redemptions or exchanges of shares purchased by check may not be processed until it is determined that the check has cleared, which may take up to ten business days.